MERRILL LYNCH FOCUS TWENTY FUND, INC.

                 Supplement dated February 19, 2004 to the
                     Prospectus dated March 27, 2003


	The following changes will be made to the Prospectus of Merrill Lynch Focus Twenty Fund, Inc. (the "Fund").

	The section captioned "About the Portfolio Manager" appearing on page 10 of the Fund's Prospectus is amended as follows:

	The description of the Fund's portfolio management team is deleted and the following description is inserted under the heading "About the Portfolio Management Team:"

	The Fund is managed by a team of investment professionals who participate in the team's research process and stock selection.
	The members of the portfolio management team are responsible for the day-to-day management of the Fund. Brian Fullerton is the team's leader. Mr. Fullerton is a Managing Director of Merrill
	Lynch Investment Managers ("MLIM"), and has been Chief Investment Officer (CIO) for MLIM Americas region and Head of MLIM Global Risk Management and Performance Measurement since 2001. Mr. Fullerton was Head of Risk Management for MLIM Americas from 1999 to 2001.
	Prior to joining Merrill Lynch in 1999, Mr. Fullerton was Senior
	Vice President and Treasurer at Putnam Investments, Inc., where he was in charge of Risk Management, Treasury and Tax. The other members of the Fund's management team are Anthony Patti, Linfeng You and Steve Salberta. Mr. Patti is Chief Risk Officer for MLIM Americas and has over thirteen years of financial services experience. Prior to joining Merrill Lynch in 2001, Mr. Patti was a Vice President and Chief Operating Officer at JP Morgan's E-Finance division and also managed a global market and credit risk team at JP Morgan. Mr. You has been a Vice President and Senior Risk Analyst with MLIM since 2000. Mr. You is a chartered financial analyst and has nearly ten years investment industry experience including prior roles as an equity quantitative analyst at Salomon Brothers/Salomon Smith Barney and Vestek Systems. Mr. Salberta is a chartered financial analyst and has served as a fundamental analyst for the Fund since 2000.




Code # 19080-0303SUP